SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 25, 2002
                                                         -----------------

                          EDAC TECHNOLOGIES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
             ------------------------------------------------------
                 (State or other jurisdiction or incorporation)

           0-14275                                               39-1515599
    -------------------                                    ---------------------
     (Commission File                                      (I.R.S. Employer I.D.
          Number)                                                   Number)


  1806 New Britain Avenue
       Farmington, CT                                               06032
  ------------------------                                      -------------
  (Address of Principal                                           (Zip Code)
    Executive Offices)

                                 (860) 677-2603
             ------------------------------------------------------
              (Registrant's telephone number; including area code)

Item  6.  Resignation  of  Registrant's  Directors.
--------------------------------------------------

     On February 25, 2002, Joseph P. Lebel resigned from the Board of Directors of Edac Technologies Corporation (the "Company").

     In his letter of resignation, Mr. Lebel stated that he found "the actions of the board majority to be against shareholder interest, corporate interest, and in fact, morally wrong: due to current shareholder proposals before the board."

     Mr. Lebel did not provide any basis for his assertions and the Company does not believe that they have any merit.

Item  7.  Financial  Statements, Pro  Forma  Financial Information and Exhibits.
--------------------------------------------------------------------------------

     (a)  Financial  statements  of  business  acquired.

          Not  applicable.

     (b)  Pro  forma  financial  information.

          Not  applicable.

     (c)  Exhibits

          17.1-  Letter  of  Resignation  of  Joseph  P.  Lebel.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Edac Technologies Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EDAC  TECHNOLOGIES  CORPORATION
Date:  February  27,  2002
                                                BY  /s/  Richard  A.  Dandurand
                                                  -----------------------------
                                                      Richard A. Dandurand
                                                  President and Chief Executive
                                                             Officer


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